Summary Prospectus March 1, 2017

JPMorgan Multi-Manager Alternatives Fund

Class/Ticker:      R5/JMMRX      R6/JMMYX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2017, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	1.60%	1.60%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	1.70	1.59
Shareholder Service Fees	0.05 *	NONE
Dividend Expenses on Short Sales	0.92	0.92
Remainder of Other Expenses[2]	0.73	0.67
Acquired Fund Fees and Expenses	0.06	0.06

Total Annual Fund Operating Expenses	3.36	3.25
Fee Waivers and Expense Reimbursements[3,4]	(0.66)	(0.60)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3,4]	2.70	2.65

*	Effective 4/3/17 the “Shareholder Service Fees” for Class R5 Shares will increase to 0.10%.

1	Includes the operating expenses of MMAC Holdings CS Ltd., the Fund’s wholly-owned subsidiary.

2	Includes the advisory fee paid by the subsidiary to its adviser and other expenses of the subsidiary (excluding Acquired Fund Fees and Expenses).

3	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by the subsidiary to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board.

4	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses, inclusive of the subsidiary, (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 1.75% and 1.70% of the average daily net assets of Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/18 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	273	972	1,694	3,605
CLASS R6 SHARES ($)	268	945	1,646	3,508

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 453% of the average value of its portfolio.

What are the Fund’s main investment strategies?

J.P. Morgan Alternative Asset Management, Inc. (“JPMAAM” or “Adviser”) seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among multiple sub-advisers that use a variety of non-traditional or alternative investment strategies and techniques (“Sub-Advisers”). JPMAAM or its affiliates may manage a portion of the Fund’s assets. Through its allocations to these alternative investment strategies and techniques, the Fund seeks to generate returns with low volatility and low sensitivity to the performance of traditional equity and fixed-income markets.

The alternative investment strategies utilize a broad range of equity, fixed income and other asset classes which may include, but are not limited to, commodities and currencies. The Fund may invest in the U.S. and other markets throughout the world, both developed and emerging. JPMAAM allocates the Fund’s assets among the following categories of alternative investment strategies:

Long/Short Equity: Sub-Advisers make long and short investments in equity securities that are deemed to be under or overvalued. The Sub-Advisers may specialize in a particular style, industry or geography, or may allocate holdings across styles, industries or geographies. The Sub-Advisers typically do not attempt to neutralize the amount of long and short positions (for example, they could be net long).

Relative Value: Sub-Advisers attempt to capture pricing inefficiencies/differentials between related securities while, to varying degrees depending on the Sub-Adviser, trying to minimize the impact of general market movements. Relative value strategies generally rely on arbitrage, which involves the simultaneous purchase and sale of related securities (i.e., securities that share a common financial factor, such as interest rates, an issuer, or an index). Examples of relative value strategies include convertible bond arbitrage, statistical arbitrage, capital structure arbitrage, pairs trading, yield curve arbitrage, volatility arbitrage, commodity relative value and basis trading.

Opportunistic/Macro: Sub-Advisers may invest in a wide variety of financial instruments across countries, markets, sectors, companies, and asset classes expressing either directional (i.e., being net long or short) or cross asset class exposures. They primarily seek long or short exposure to broad asset classes or identifiable market-driven investment return sources (for example, purchasing lower credit quality bonds and shorting higher credit quality bonds in an attempt to capture the higher returns lower credit quality bonds as a group traditionally provide relative to higher credit quality bonds) based on macro-economic models, fundamental research, or quantitative algorithms or any combination thereof. They may also seek to identify trading opportunities resulting from supply/demand imbalances, market dislocations, or perceived patterns of trending or mean reversion (i.e., a security that is trading beyond its historical price range reverting back to that price range over time) in asset price behavior.

Credit: Sub-Advisers may take long or short positions in corporate bonds, loans, credit derivatives, convertible bonds, asset-backed securities, equities and equity derivatives. Such long or short positions may reflect fundamental views on underlying credits as well as credit exposure to the same entity.

Merger Arbitrage/Event Driven: Sub-Advisers may take long or short positions in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy.

Portfolio Hedge: JPMAAM will allocate to Sub-Advisers utilizing portfolio hedge strategies to attempt to offset risks in other parts of the Fund’s portfolio. For example, portfolio hedge strategies may be employed to hedge the Fund’s equity exposure or to offset the Fund’s risk to macroeconomic factors such as inflation and sovereign default.

JPMAAM currently expects that the Fund’s assets will be allocated among these categories of alternative investment strategies within the following ranges (as a percentage of the Fund’s total assets):

Long/Short Equity	0–55%
Relative Value	0–50%
Opportunistic/Macro	0–50%
Credit	0–40%
Merger Arbitrage/Event Driven	0–40%
Portfolio Hedge	0–15%

JPMAAM will periodically review and determine the allocations among investment strategies and Sub-Advisers and may make changes to these allocations when it believes it is beneficial to the Fund. As such, JPMAAM may, in its discretion, add to, delete from or modify the categories of alternative investment strategies employed by the Fund, and one or more of the strategies described above may not be represented in the Fund’s holdings at any given time. The classification of a Sub-Adviser utilizing a particular investment strategy is at the Adviser’s discretion. Updated information concerning the Fund’s actual allocations to investment strategies will be available in the Fund’s shareholder reports and on the Fund’s website from time to time.

In addition to allocating assets among Sub-Advisers, JPMAAM may manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging and to temporarily adjust the Fund’s overall market exposure. JPMAAM will allocate no more than 12.5% of the Fund’s total assets to affiliated

Sub-Advisers in total. In addition, any amount managed directly by JPMAAM as Adviser, other than for purposes of portfolio hedging, temporarily adjusting the Fund’s overall market exposure or temporarily managing assets as a result of a Sub-Adviser’s resignation or removal, will be included in this 12.5% limit.

The Sub-Advisers, and JPMAAM to the extent it directly manages Fund assets, are responsible for deciding which securities to purchase and sell for their respective portions of the Fund and for placing orders for the Fund’s transactions.

The Fund’s equity investments may include common stock, preferred stock, exchange-traded funds (ETFs) or other pooled investment vehicles, convertible securities, depositary receipts, warrants to buy common stocks, real estate investment trusts (REITs) and partnership interests. The Fund’s fixed income investments may include bank obligations, short-term debt securities, convertible securities, U.S. government securities (including agencies, instrumentalities and political subdivisions), municipal obligations, domestic and foreign corporate bonds, high yield securities (junk bonds), distressed debt securities, asset backed securities (including sub-prime), mortgage backed securities (including sub-prime), loan assignments and participations, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, catastrophe-linked bonds, inflation-indexed bonds and inflation-linked securities such as Treasury Inflation Protected Securities (TIPS). The Fund may invest in ETFs or other pooled investment vehicles in order to gain exposure to particular asset classes, including equities, fixed income, commodities and currencies.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest and to gain exposure to particular asset classes. The Fund may use futures contracts, options, forwards, industry loss warranties, warrants, rights and swaps to more effectively gain targeted equity, fixed income or other exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The Fund may use futures contracts, forward contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may utilize exchange traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. The Fund’s use of derivatives may be substantial.

The Fund will gain exposure to commodity markets by investing up to 25% of its total assets in MMAC Holdings CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by the Adviser and certain Sub-Advisers will be retained by the Adviser to manage its assets. The Subsidiary (unlike the Fund) may invest without limitation in commodity related investments, including commodity-linked swap agreements and other commodity-linked derivative instruments, such as those linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. The Subsidiary may hold instruments described elsewhere in this prospectus that are not commodity related and is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The Fund may enter into short sales. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The Fund may use derivatives as substitutes for short sales.

The Fund may invest in securities denominated in any currency. The Fund may utilize forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar.

The Fund is non-diversified.

Investment Process

The Adviser’s investment and portfolio construction process includes dedicated due diligence and risk management teams, strategy specific analysis, investment committee analysis, and assessments of operational and compliance controls. The Adviser utilizes an investment committee and portfolio managers that leverage the global network and experience of the Adviser’s and JPMorgan Global Wealth Management’s hedge fund platforms.

Pursuant to an exemptive order from the Securities and Exchange Commission (SEC), JPMAAM serves as the “manager of managers” for the Fund and has responsibility for providing the overall management of the Fund, subject to the oversight of the Fund’s Board of Trustees. In this capacity, JPMAAM: (i) evaluates, selects, and recommends Sub-Advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the Sub-Advisers’ investment programs and results; (iii) allocates and reallocates the Fund’s assets among the Sub-Advisers and; (iv) reviews the Fund’s compliance with its investment objectives, strategies, policies and restrictions.

Pursuant to the exemptive order, shareholder approval is not required to hire, terminate or replace Sub-Advisers except in the case of certain affiliates of JPMAAM.

Sub-Adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non-quantitative factors. In selecting Sub-Advisers, JPMAAM will consider a variety of factors and attributes related to such Sub-Advisers, including, but not limited to:

•	a well defined and articulated investment process combined with a demonstrable and sustainable investment performance;

•	specialized expertise and an appropriate level of experience;

•	flexibility to adapt to a changing market environment;

•	a strong focus on risk management;

•	appropriate levels of staffing, organizational depth and continuity of management and investment professionals;

•	a thorough understanding of the business aspects of managing alternative investment strategies;

•	solid administrative capabilities and strong internal controls;

•	historical returns and volatility;

•	correlation of a Sub-Adviser’s returns to broader markets and other Sub-Advisers;

•	statistical peer analysis; and

•	exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.

The Sub-Advisers approved by the Fund’s Board of Trustees that the Adviser currently utilizes or may in the future determine to utilize are listed below:

Chilton Investment Company, LLC

Good Hill Partners LP

Graham Capital Management, L.P.

Ionic Capital Management LLC

J.P. Morgan Investment Management, Inc.

Owl Creek Asset Management, L.P.

P. Schoenfeld Asset Management, L.P.

Passport Capital, LLC

Portland Hill Asset Management Ltd.

Shannon River Fund Management LLC

YG Partners, LLC

The identity and number of Sub-Advisers and JPMAAM’s allocation of the Fund’s assets among them may change over time.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Alternative Strategies Risk. The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain risks, including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Catastrophe Linked Bonds Risk. Catastrophe linked bonds are insurance based instrument whose return is tied to specific types of insurance risk including, but not limited to, property, fire and explosions, hurricanes, earthquakes, windstorms, extreme temperature conditions, terrorism, and marine, nuclear and aviation disasters. The type, frequency and severity of catastrophic events are difficult to predict or model, and thus the expected return on an investment with respect to such instrument is difficult to calculate. The Fund’s investments in catastrophe linked bonds may be concentrated in one or more types of risk, in which case the overall adverse impact on the Fund of a single catastrophe or other insured event or adverse movements in the value of a single investment position could be considerably greater than if the Fund’s insurance-based investments were more diversified.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Dependence on Key Personnel of Sub-Advisers. The performance of the Sub-Advisers may depend in large part on the performance of key management and investment personnel of those Sub-Advisers. The loss of key personnel and/or difficulties in identifying and retaining appropriate investment talent at a given Sub-Adviser could have a serious negative effect on the performance of that Sub-Adviser and, therefore, the Fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk. Derivatives, including futures contracts, options, forwards, swaps, industry loss warranties, warrants, rights, and commodity linked derivatives, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Event Driven Strategies Risk. The success of event driven strategies depends on the successful prediction of whether various corporate events will occur or be consummated. When a Sub-Adviser determines that a merger, exchange offer or tender offer transaction may be consummated, the Sub-Adviser may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in the merger, exchange offer or tender offer, and substantially above the prices at which such securities traded immediately prior to the announcement of the merger, exchange offer or tender offer. The Fund may also invest in companies involved in restructurings, liquidations, spin-offs or other special situations. The consummation of mergers, exchange offers, tender offers and other similar transactions or of restructurings, liquidations, spin-offs or other special situations can be prevented or delayed, or the terms changed, by a variety of factors. If the proposed transaction later appears unlikely to be consummated or is delayed, the market price of the securities may decline sharply by more than the difference between the purchase price and the anticipated consideration to be paid, resulting in a loss to the Fund.

Experience and Differential Strategy Risk. Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds or accounts these Sub-Advisers manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Due to the Fund’s daily inflows and outflows of investor cash, Sub-Advisers may need to keep more assets in cash and cash equivalents than they do for the similar private investment funds or accounts they manage and legal and tax-related restrictions on investments may limit the investments Sub-Adviser can make when compared to the similar private investment funds or accounts they manage, each of which could cause the return of the Fund to be less than that of the similar private investment funds or accounts Sub-Advisers manage. In addition, based on various business, regulatory and other considerations, Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by the other funds or accounts managed by the Sub-Adviser, which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the other funds and accounts. An investor should be aware that an investment in the Fund is not the same as an investment in the other funds or accounts managed by the Sub-Advisers.

Foreign Issuer Risk. The Fund invests in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of for issuers. Although, these securities are not subject to all of the risks summarized in “Foreign Securities and Emerging Markets Risks”, they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issuers facing issuers in such foreign countries.

Foreign Securities, Emerging Markets, and Currency Risk. The Fund may invest its assets in foreign securities, including securities denominated in foreign currencies and pooled investment vehicles that invest in currencies. Investments in foreign currencies, foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. While the Fund may engage in various strategies to hedge against currency risk, it is not required to do so.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

High Yield Securities Risk. The Fund may invest in below investment grade securities (or their unrated equivalent) including junk bonds and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Financially distressed companies may be involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving companies in these situations, there is a high degree of risk of loss, including loss of the entire investment.

Illiquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. The Fund’s investments are subject to the risk that the issuer or the counterparty will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, leading to greater price volatility and potentially making it difficult for the Fund to sell such investments.

Investment Company and Pooled Investment Vehicle Risk. The Fund may invest in shares of other investment companies, including closed-end funds, ETFs and other pooled investment vehicles, including those holding commodities, currencies or commodity futures. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the investment company or pooled investment vehicle. ETFs and other investment companies or pooled investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF, closed-end fund or pooled investment vehicle designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs, closed-end funds or pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. There may be no active market for shares of certain closed-end funds or pooled investment vehicles (especially those not traded on exchanges) and such shares may be highly illiquid. Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk.

Long/Short Equity Strategies Risk. Long/short equity strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities by purchasing perceived undervalued securities and selling perceived overvalued securities to generate returns and to reduce a portion of general market risk. If a Sub-Adviser’s analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Fund. Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short and long-term price volatility during these periods. In addition, long and short positions may or may not be related, and it is possible to have investment losses in both the long and short sides of the portfolio.

Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher expenses without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher expenses. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Opportunistic/Macro Strategies Risk. The Fund may at times invest a portion of its assets based on macroeconomic trends or opportunistically, taking advantage of pricing, liquidity premium, regulatory impediments or any number of other inefficiencies in the capital markets. The primary risk in these strategies is a Sub-Adviser’s ability to identify and capitalize on market events and trends. If a Sub-Adviser incorrectly identifies market events or trends, it may result in significant losses to the Fund.

Portfolio Hedge Strategies Risk. It is expected that the allocation to Portfolio Hedge strategies will produce returns that are negatively correlated to the rest of the Fund’s portfolio and/or the broader markets, and therefore could produce negative returns in periods of low volatility and/or upwardly trending markets. Allocations to this strategy category are generally indirect portfolio hedges and may fail to hedge the risk as intended.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Distributions to holders of preferred securities are typically paid before any distributions are paid to holders of common stock. However, preferred securities may include provisions that permit the issuer, at its discretion, to defer paying distributions. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Preferred securities generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods. Preferred securities, in certain instances, may be redeemed by the issuer prior to a specified date, which may negatively impact the return of the security held by the Fund. Preferred securities may be highly sensitive to changes in long-term interest rates and/or changes in underlying issuer credit since preferred securities generally do not have a maturity date. In addition, the preferred securities the Fund invests in may be rated below investment grade, which could increase their risks.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Relative Value Strategies Risk. The success of the relative value strategies depend on, among other things, a Sub-Adviser’s ability to identify unjustified or temporary discrepancies between the fundamental value and the market price of an asset or between the market prices of two or more assets whose prices are expected to move in relation to each other and to exploit those discrepancies to derive a profit to the extent that the Sub-Adviser is able to anticipate in which direction the relative values or prices will move to eliminate the identified discrepancy. A relative value strategy may fail to profit fully or at all or may suffer a loss or a greater loss due to, for example, a failure of the component contract prices to converge or diverge as anticipated. In addition, the identification and exploitation of the investment opportunities that may be pursued by a Sub-Adviser involves a high degree of uncertainty. If what a Sub-Adviser perceives as an unjustified or temporary price or value discrepancy posing an investment opportunity is nothing more than a price differential due to reasons not likely to disappear within the time horizon of an investment made by the Fund, if a Sub-Adviser fails to anticipate the direction in which the relative prices or values will move to eliminate a discrepancy, or if a Sub-Adviser incorrectly evaluated the extent of the expected spread relationships, so that, for example, the value of the Fund’s long positions appreciates at a slower rate than the value of the Fund’s short positions in related assets, then the expected returns for the Fund will not materialize, and the Fund may sustain a loss that will adversely affect the price of its shares.

Reliance on Computer Programs or Codes Risk. Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Adviser, Sub-Advisers or their affiliates and some of which are created or maintained by third parties. Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance. Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained. Some funds, like the Fund, may be subject to heightened risk in this area because certain Sub-Advisers’ may rely to a greater extent on computer programs or codes in managing assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful. The Fund has limited insight into the computer programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage, which may cause the Fund to be more volatile.

Smaller Company Risk. Investments in smaller, newer companies may be riskier, less liquid than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term.

Structured Instrument Risk. The Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund to counterparty risk (and this risk may be amplified if the Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Subsidiary and Tax Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to its Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

The Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Fund relies on the principles underlying private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities held long (or appreciating prices of securities held short). Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

You could lose money investing in the Fund.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past two calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index, HFRX Global Hedge Fund Index and Lipper Alternative Multi-Strategy Funds Average, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2015	2.37%
Worst Quarter	2nd quarter, 2015	–1.48%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Life of Fund (since 11/3/14)
CLASS R5 SHARES
Return Before Taxes	0.33%	0.97%
Return After Taxes on Distributions	0.33	0.70
Return After Taxes on Distributions and Sale of Fund Shares	0.19	0.62
CLASS R6 SHARES
Return Before Taxes	0.33	1.00
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
(Reflects No Deduction for Fees, Expenses or Taxes)	0.33	0.18
S&P 500 Index
(Reflects No Deduction for Fees, Expenses or Taxes)	11.96	7.24
HFRX Global Hedge Fund Index
(Reflects No Deduction for Fees, Expenses or Taxes)	2.50	(0.74)
Lipper Alternative Multi-Strategy Funds Average[1]
(Reflects No Deduction for Taxes)	2.02	(0.40)

1	The performance of the Lipper Alternative Multi-Strategy Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception.

After-tax returns are shown for only the Class R5 Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Alternative Asset Management, Inc.

Portfolio Manager	Managed the Fund since	Primary Title with Investment Adviser
Paul Zummo	2014	Managing Director
Christopher Marshall	2014	Executive Director
Randy Wachtel	2014	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This Page Intentionally Left Blank.

SPRO-MMA-R5R6-317